Exihibit 10.4

BIONEUTRAL GROUP, INC.

REGISTRATION AGREEMENT

February 3, 2010

BIONEUTRAL GROUP, INC.

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (this “Agreement”) is made as of February 3, 2010, among BioNeutral Group, Inc., a Nevada corporation (the “Company”), Chertoff Group, L.L.C., a Delaware limited liability company (the “Investor”), each Eligible Investor Transferee who becomes a party to this Agreement by the execution and delivery of a Joinder (collectively, the “Other Investors”), and solely for purposes of Section 13 of this Agreement each of the executives listed on the signatory pages attached hereto (the “Executives”).  Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Section 1.

The Company and the Investor are parties to that certain Restricted Stock Unit Agreement (the “RSU Agreement”) and that certain Stock Appreciation Rights Agreement (the “SAR Agreement”), each dated as of the date hereof (collectively, the “Grant Agreements”), pursuant to which the Investor will receive shares of Common Stock from the Company.  In order to induce the Investor to enter into the Grant Agreements and the amendment dated as of the date hereof (the “Amendment”) to that certain Advisory Agreement, dated as of August 26, 2009, by and between the Company and Investor, the Company has agreed to provide the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the consummation of the execution of the Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.   Definitions.  Unless otherwise set forth below or elsewhere in this Agreement, other capitalized terms contained herein have the meanings set forth in the RSU Agreement.

“Acquired Common” has the meaning set forth in Section 9.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Company and its Subsidiaries shall not be deemed to be Affiliates of any holder of Registrable Securities.  As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).  With respect to any Person who is an individual, “Affiliates” shall also include, without limitation, any member of such individual’s Family Group.

“Agreement” has the meaning set forth in the recitals.

“Amendment” has the meaning set forth in the recitals.

“Board” means the Board of Directors of the Company.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

“Change in Control” has the meaning set forth in the SAR Agreement.

“Common Stock” means the Company’s common stock, par value $0.00001 per share.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, including, but not limited to, any options and warrants.

“Eligible Investor Transferee” has the meaning set forth in Section 9.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Excluded Registration” means a registration on Form S-8 (or a successor for thereto) relating to the sale of securities to employees of the Company or a Subsidiary of the Company.

“Executive” has the meaning set forth in the recitals.

“Exempted Securities” means (i) shares of Common Stock or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock; (ii) compensatory issuances of shares of Common Stock or Convertible Securities to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board; (iii) shares of Common Stock or Convertible Securities actually issued upon the exercise, conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Convertible Security; or (iv) shares of Common Stock or Convertible Securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement.

“Fair Market Value” has the meaning set forth in the SAR Agreement.

“Family Group” means, with respect to a Person who is an individual, (i) such individual’s spouse and descendants (whether natural or adopted) (collectively, for purposes of this definition, “relatives”), (ii) such individual’s executor or personal representative, (iii) any trust, the trustee of which is such individual or such individual’s executor or personal representative and which at all times is and remains solely for the benefit of such individual and/or such individual’s relatives, (iv) any corporation, limited partnership, limited liability company or other tax flow-through entity the governing instruments of which provide that such individual or such individual’s executor or personal representative shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole owners of stock, partnership interests, membership interests or any other equity interests are limited to such individual, such individual’s relatives and/or the trusts described in clause (iii) above, and (v) any retirement plan for such individual.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Grant Agreements” has the meaning set forth in the recitals.

“Grant Date” has the meaning set forth in the SAR Agreement.

“Holdback Extension” has the meaning set forth in Section 4(a).

“Holdback Period” has the meaning set forth in Section 4(a).

“Incidental Registration” has the meaning set forth in Section 3(a).

“Indemnified Parties” has the meaning set forth in Section 7(a).

“Investor” has the meaning set forth in the recitals.

“Joinder” has the meaning set forth in Section 9.

“Other Investors” has the meaning set forth in the recitals.

“Outside Date” has the meaning set forth in Section 2.

“Penalty SARs” has the meaning set forth in Section 14.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Permitted Transfer” has the meaning set forth in Section 13(b).

“Permitted Transferee” has the meaning set forth in Section 13(b).

“Preemptive Securities” has the meaning set forth in Section 12(a).

“Public Offering” means any sale or distribution by the Company and/or holders of Registrable Securities to the public of any Capital Stock of the Company pursuant to an offering registered under the Securities Act.

“Qualifying Change of Control” means a Change of Control that arises solely in connection with the events referenced in clause (i), (ii) or (iii) of the definition of Change of Control, except to the extent that a holder SARs is entitled to participate in an event constituting a Change of Control pursuant to the last sentence of the definition thereof.

“Registrable Securities” means (i) any Common Stock issued pursuant to the Grant Agreements or distributed (directly or indirectly) to the Investor or any of its Affiliates as required by the Grant Agreements, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, (iii) any Common Stock or any common Capital Stock of any Subsidiary of the Company issued in exchange for the securities referred to in clause (i) above by way of any recapitalization, merger, consolidation or other reorganization, and (iv) any Common Stock issuable upon exercise of Penalty SARs.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144, (c) repurchased by the Company or a Subsidiary of the Company or (d) may be sold without restriction pursuant to Rule 144.  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

“Registration Default” has the meaning set forth in Section 14.

“Registration Default Value” means, with respect to any Registable Security, the average of (a) the Fair Market Value of such Registrable Security as of the Grant Date and (b) the Fair Market Value of such Registrable Security as of the date of the Registration Default.

“Registration Expenses” has the meaning set forth in Section 6(a).

“RSU” has the meaning set forth in the RSU Agreement.

“RSU Agreement” has the meaning set forth in the recitals.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“SAR” has the meaning set forth in the SAR Agreement.

“Sale Transaction” means when any holder shall (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any Capital Stock of the Company (including Capital Stock of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, “Securities”), (B) enter into a transaction which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise.

“SAR Agreement” has the meaning set forth in the recitals.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Lapse Date” shall mean the date, if any, that to the extent the Initial Shelf Registration Statement is filed on Form S-3 in accordance with Section 2, the Company is not permitted to file or maintain such registration statement in connection with the Shelf Registration in accordance with Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Period” has the meaning set forth in Section 2(d).

“Violation” has the meaning set forth in Section 7(a).

Section 2.   Required Registrations.  (a)  Shelf Registration Statement.  The Investor may, at any time request (such request, the "Investor Request") that the Company file a registration statement under the Securities Act covering, except as set forth in the fourth to last sentence of this Section 2(a), all of the Registrable Securities then held by the holders of such Registrable Securities on Form S-3 or such other form the Company is eligible to use to allow for the resale of the Registrable Securities (the “Shelf Registration”) and shall have such Registration Statement declared effective by the Securities and Exchange Commission with respect to such resale of such Registrable Securities as expeditiously as possible but in any event by not later than the later to occur of the 150 day anniversary of the date of delivery of the Investor Request or June 30, 2012 (the “Outside Date”), on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (such registration statement filed pursuant to the first sentence of this Section 2(a), the “Initial Shelf Registration Statement”); provided, however, that (i) if a Qualifying Change in Control is consummated prior to the Outside Date, the Company shall file and have declared effective by the Securities and Exchange Commission the Initial Shelf Registration Statement within 120 days of the consummation such Qualifying Change in Control; and (ii) if an Incidential Registration Statement is proposed to be filed prior the Outside Date, and holders of such Registrable Securities have not been afforded the opportunity to include all Registrable Securities in such Incidental Registration Statement, the Company shall file and have declared effective by the Securities and Exchange Commission the Initial Shelf Registration Statement by not later than the date of effectiveness of such Incidental Registration Statement.  For purposes of clarity, the Company shall only be obligated to file one Initial Shelf Registration Statement.  The Company will cause the Shelf Registration Statement to remain continuously effective under the Securities Act until the earliest of (i) the date that is two (2) years (or in the case of a registration statement on Form S-3, such longer period as may be permitted under applicable law) after the initial effectiveness thereof and (ii) the earliest date on which all Registrable Securities shall have either (A) been sold pursuant to the Shelf Registration or (B) ceased to be outstanding or constitute Registrable Securities (such period, the "Effectiveness Period").  At any time and from time to time after the Shelf Registration Lapse Date, the Company shall, if requested by the holders of Registrable Securities, file and have declared effective as expeditiously as possible a subsequent registration statement for the Shelf Registration in the form specified herein for an Initial Shelf Registration Statement to enable the resale of such Registrable Securities that either (1) have not been sold in accordance with this Section 2(a) or (2) remain outstanding or continue to constitute Registrable Securities.  In the event that the Securities and Exchange Commission will not allow the Company to include all Registrable Securities in the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement, the Company shall, if requested by the holders of Registrable Securities, file as promptly as practicable following such time as it is permitted to do so by the Securities and Exchange Commission, and have declared effective, a subsequent registration for a Shelf Registration in accordance with this Section 2 to register the resale of such Registrable Securities in accordance with the terms of this Agreement.  Any registration statement for a Shelf Registration that is not the Initial Shelf Registration Statement is referred to herein as a "Subsequent Shelf Registration Statement" and the Initial Shelf Registration Statement and the Subsequent Shelf Registration Statements are sometimes referred to collectively as the "Shelf Registration Statement".  Notwithstanding anything in this Agreement to the contrary, in the event an Eligible Investor Transferee becomes a party to this Agreement in accordance with Section 9 hereof subsequent to the time of effectiveness of a Shelf Registration Statement, the Company's obligation to register Registrable Securities acquired by such Eligible Investor Transferee pursuant to such Section 9 shall be limited to filing a prospectus supplement to the applicable existing Shelf Registration Statement to include such Eligible Investor Transferee as a selling shareholder thereunder and in any event only to the extent such filing is permitted by law.  For the avoidance of doubt, the Company shall not be obligated to file any new Shelf Registration Statement or a post-effective amendment to any existing Shelf Registration Statement in respect of Registrable Securities acquired by such Eligible Investor Transferee.

(b) [intentionally omitted]

(c) [intentionally omitted]

(d) Restrictions on Registrations.

(i) Notwithstanding any other provision of this Agreement to the contrary, if the Board reasonably determines that the registration and distribution of Registrable Securities (A) would reasonably be expected to impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, merger, corporate reorganization, segment reclassification or discontinuation of operations, or other significant transaction or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its Subsidiaries, (B) would require disclosure of non-public material information, the disclosure of which would be reasonably expected to adversely affect the Company, or (C) renders the Company unable to comply with Securities and Exchange Commission requirements, the Company shall (x) be entitled to postpone the filing or effectiveness or suspend the effectiveness of a registration statement and/or the use of any prospectus for a period of time not to exceed ninety (90) days (the “Suspension Period”) and (y) promptly give the holders of Registrable Securities written notice of such postponement or suspension (which notice need not specify the nature of the event giving rise to such suspension); provided, that the Company shall not utilize the right described in Section 2(d) more than once in any six (6) month period.

(ii) The Company shall not undertake any voluntary act that could be reasonably expected to result in a Suspension Period under Section 2(d)(i) without a legitimate business purpose.  Prior to the end of the Suspension Period, the Company will file or cause to become effective, or amend or supplement the Shelf Registration Statements and the prospectuses included therein or make such other filings or disclosures as necessary to file and cause to become effective or terminate the suspension of use or effectiveness, as the case may be, the subject registration statement.  In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period.  If so directed by the Company, all holders of Registrable Securities registering shares under such registration statement shall (A) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension and (B) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(e) [intentionally omitted].

Section 3.   Incidental Registration.

(a) Filing of Registration Statement.  If, at any time after the date hereof the Company proposes to register, for its own account or for the account of any other Person any of its securities  under the Securities Act for sale to the public (other than an Excluded Registration) (an “Incidental Registration”), it will at each such time give prompt written notice to all holders of Registrable Securities that are not included in an effective registration statement filed pursuant to Section 2(a) of its intention to do so, which notice shall be given at least thirty (30) days prior to the date that a registration statement relating to such registration is proposed to be filed with the Securities and Exchange Commission.  Upon the written request of Investor to include Registrable Securities held by it or Other Investors that are not otherwise covered by a Shelf Registration Statement in such Incidental Registration statement (which request shall (i) be made within fifteen (15) days after the receipt of any such notice, and (ii) specify the Registrable Securities intended to be included by such holder), the Company will, subject to the last sentence of this Section 3(a), Section 3(b) and the fourth to last sentence of Section 2(a), effect the registration of all Registrable Securities that the Company has been so requested to register by such Stockholder.  The Company may, in its sole discretion, refuse to file, withdraw, refuse to request acceleration or suspend the use of any registration statement for an Incidental Registration.  Any registration statement filed in respect of an Incidental Registration is referred to in this Agreement as an "Incidental Registration Statement."

(b) Priority on Incidental Registrations.  If the managing underwriter for the offering contemplated by Section 3 shall advise the Company in writing that, in such underwriter’s opinion, the number of securities requested to be included in such Incidental Registration would adversely affect the offering and sale (including pricing) of such securities, the Company shall include in such Incidental Registration the number of securities that the Company is so advised can be sold in such offering, in the following amounts and order of priority:

(i) first, securities proposed to be sold by the Company for its own account; and

(ii) second, the Registrable Securities requested to be registered by the holders of Registrable Securities, pro rata among such holders on the basis of the number of Registrable Securities owned by each such holder.

(c) Expenses for Incidental Registrations.  The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Incidental Registrations, whether or not any such registration became effective.

(d) Other Registration Rights.  Except as set forth in that certain Consulting Agreement between the Company and James Crane dated May 2009, the Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company.  Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the

Company or any Subsidiary to register any Capital Stock of the Company or any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Investor; provided that the Company (i) may grant such rights to any Person so long as such rights are subordinate to the rights of the Investor contained herein, (ii) the Company may grant such rights to employees of the Company and its Subsidiaries to participate in Incidental Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Incidental Registrations as provided in Section 3.

Section 4.   Holdback Agreements.

(a) Holders of Registrable Securities.  If required by the managing underwriter in connection with any Incidental Registration, each holder of Registrable Securities shall enter into customary lock-up agreements with the managing underwriter(s) of an underwritten Public Offering in such form as reasonably satisfactory to the holders of a majority of the Registrable Securities, provided, that in no event will holders of Registrable Securities be required to enter into a lock-up agreement that is more restrictive than lock-up agreements entered into by any of the Company’s directors, officers or holders of more than 5% of the Company’s Common Stock.  In the absence of any such lock-up agreement, each holder of Registrable Securities agrees as follows:

(i) in connection with all underwritten Public Offerings, such holder shall not effect any Sale Transaction from the date on which the Company gives notice to the holders of Registrable Securities of the circulation of a preliminary or final prospectus for such Public Offering to the date that is 90 days following the date of the final prospectus for such Public Offering (a “Holdback Period”), unless, if an underwritten Public Offering, the underwriters managing the such Public Offering otherwise agree in writing; and

(ii) in the event that (A) the Company issues an earnings release or discloses other material information or a material event relating to the Company and its Subsidiaries occurs during the last 17 days of the Holdback Period or (B) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering hereunder to comply with FINRA Rule 2711(f)(4), the Holdback Period shall be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (a “Holdback Extension”).

The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the restrictions set forth in this Section 4(a) until the end of such period, including any Holdback Extension.

(b) The Company.  Except with respect to any Excluded Registration, the Company (i) shall not file any registration statement for a Public Offering or cause any such registration statement to become effective (for purposes of this Section 4(b), the words

“Common Stock” shall be replaced with the words “Capital Stock of the Company” in the definition of “Public Offering”) during any Holdback Period, as extended during any Holdback Extension, and (ii) shall use its commercially reasonable efforts to cause (A) each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, and (B) each of its directors and executive officers to agree not to effect any Sale Transaction during any Holdback Period (as extended by any Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the Public Offering otherwise agree in writing.

(c) Other Holders.  Notwithstanding anything in this Section 4 to the contrary, no holder of shares of Common Stock (or other Company securities) shall be released from the restrictions contained in this Section 4 unless all holders of Registrable Securities are also so released.

Section 5.   Registration Procedures.

(a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to a Shelf Registration Statement, the Company shall use its best efforts to effect the registration of the offer and sale of such Registrable Securities in accordance with the intended method of disposition thereof held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities shall be distributed to the public), and pursuant thereto the Company shall as expeditiously as possible:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement as specified in Section 2(a), and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii) notify each holder of Registrable Securities of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish to each seller of Registrable Securities thereunder at least one conformed copy of each Shelf Registration Statement and any post-effective amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus) and each Free Writing Prospectus;

(v) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business or as a dealer of securities in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process or taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) use best efforts to cause all such Registrable Securities to be listed on each securities exchange (domestic or foreign) on which similar securities issued by the Company are then listed;

(viii) use best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) make available for inspection by any seller of Registrable Securities and any attorney, accountant or other agent retained by any such seller, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement;

(x) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in  connection with any Incidental Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(xii) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to allow such holder to provide language for insertion therein, which in the reasonable judgment of such holder and its counsel should be included and that is reasonably acceptable to the Company;

(xiii) in the event of the issuance of any stop order suspending the effectiveness of such registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction use best efforts promptly to obtain the withdrawal of such order;

(xiv) cooperate with the holders of Registrable Securities covered by such registration statement to facilitate the timely preparation and delivery of certificates (which, to the extent permitted under the Securities Act, shall not bear any restrictive legends) representing securities sold pursuant to such registration statement and enable such securities to be in such denominations and registered in such names as such holders may request; and

(xv) cooperate with each holder of Registrable Securities covered by such registration statement and their respective counsel in connection with any filings required to be made with FINRA.

(xvi) [intentionally omitted]

(xvii) [intentionally omitted]

(xviii) [intentionally omitted]

(b) Each holder of Registrable Securities will promptly furnish in writing the information about such holder and the plan of distribution required to be included in each Shelf Registration Statement and Incidental Registration Statement or prospectus included therein or under state securities laws.  Notwithstanding any other provision hereof, no holder of Registrable Securities may include any of its Registrable Securities in a Shelf Registration Statement or Incidental Registration Statement pursuant to this Agreement unless such holder has furnished such information to the Company in connection with such Shelf Registration Statement or prospectus included therein and in any application to be filed with or under state securities laws.  Each holder named as a selling securityholder in the prospectus agrees to promptly furnish to the Company all additional information required to be disclosed in order to make information previously furnished to the Company by such holder not materially misleading and any other information regarding such holder and the distribution of such holder’s Registrable Securities as the Company may from time to time reasonably request in writing.

(c) Without limiting the provisions of Section 2.1(b), the Company may (as a condition to such holder’s participation in a Shelf Registration or Incidental Registration) require each holder of Registrable Securities to furnish to the Company such information regarding the holder and the proposed distribution by such holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

(d) Each holder of Registrable Securities agrees not to sell any Registrable Securities pursuant to a Shelf Registration Statement or Incidental Registration without delivering, or causing to be delivered, a prospectus included in such registration statement, as amended or supplemented, to the purchaser thereof.

Section 6.   Registration Expenses.

(a) The Company’s Obligation.  All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, and other Persons retained by the Company) (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.  Each Person that sells securities pursuant to the Shelf Registration or an Incidental Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b) [intentionally omitted].

(c) Security Holders.  To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.  Without limiting the foregoing, each holder of Registrable Securities shall pay all underwriting discounts and commissions, broker fees and commissions, and transfer taxes, if any, relating to the sale or disposition of such holder’s Registrable Securities pursuant to any Shelf Registration Statement or Incidental Registration Statement.

Section 7.   Indemnification and Contribution.

(a) By the Company.  The Company shall indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, such holder’s officers, directors employees, agents and representatives, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a “Violation”) by the Company:  (i) any untrue or alleged untrue statement of material fact contained in (A) any Shelf Registration Statement or Incidental Registration Statement covering Registrable Securities, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an “application”) executed by or on behalf of the Company and filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance.  In addition, the Company will reimburse such Indemnified Party for any legal or any other third party expenses reasonably incurred by them in connection with investigating or defending any such losses.  Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a copy of the same.

(b) By Each Security Holder.  In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, application or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure.  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration if such holders are indemnified parties, at the expense of the indemnifying party.

(d) Contribution.  If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release.  No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f) Non-exclusive Remedy; Survival.  The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 8.   Underwritten Registrations.

(a) Participation.  No Person may participate in any registration hereunder which is underwritten unless such Pers on (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder (including with respect to its ownership of Registrable Securities) and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 7.

(b) Suspended Distributions.  Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(vi), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi). In the event the Company has given any such notice, the applicable time period set forth in Section 5(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8(b) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

Section 9.   Additional Parties; Joinder.  The Company shall permit any Person who acquires SARs and/or RSUs from the Investor pursuant to the terms of the Grant Agreements after the date hereof (any such Person, an "Eligible Investor Transferee") to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Registrable Securities” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto (a “Joinder”).  Upon the execution and delivery of a Joinder by such Person, the Registrable Securities acquired by such Person (the “Acquired Common”) shall be Registrable Securities hereunder, such Person shall be a “holder of Registrable Securities” under this Agreement with respect to the Acquired Common, and the Company shall add such Person’s name and address to the appropriate schedule hereto and circulate such information to the parties to this Agreement.

Section 10.   [Intentionally omitted].

Section 11.   [Intentionally omitted].

Section 12.   Preemptive Rights.

(a) Subject to the terms and conditions of this Section 12(a) and the applicable securities laws, the Company may not, and shall not permit any Subsidiary of the Company to, issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any equity securities or rights, warrants, options or other securities exercisable for or convertible into Capital Stock of the Company or of any Subsidiary of the Company (excluding ordinary course compensatory grants of equity securities to directors or officers of the Company or its Subsidiaries) (collectively, the “Preemptive Securities”) to any person unless the Company also offers to the holders of Registrable Securities a “Pro Rata Share” (as defined below) of the Preemptive Securities on the same terms and conditions as proposed to be sold to such person.  Any such offer to a holder of Registrable Securities shall by its terms remain open and irrevocable for a period of at least ten (10) business days from the date that it is delivered by the Company.  Each holder of Registrable Securities may elect to purchase all or any portion of such holder’s Pro Rata Share of the Preemptive Securities.  Notwithstanding anything contained herein to the contrary, if the Company issues, agrees to issue, sells or exchanges, or reserves or sets aside for issuance any Preemptive Securities in connection with the issuance of any debt or other equity securities of the Company or any of its subsidiaries, then each holder of Registrable Securities, if such holder elects to purchase such Preemptive Securities pursuant to this Section 12(a), must also purchase a corresponding proportion of such other debt or equity securities, all at the proposed purchase price and on terms of sale as specified in the offer.  Such election shall be made by holder of Registrable Securities by written notice to the Company as soon as practical but in any event within the period in which the offer remains open and irrevocable as provided above.  For purposes hereof, the holder’s “Pro Rata Share” of the Preemptive Securities shall be determined as follows:  the total number of Preemptive Securities, multiplied by a fraction (i) the numerator of which is the number of shares of Common Stock then held by the holder of Registrable Securities or its permitted transferees or then subject to this or any other outstanding equity award held by the holder of Registrable Securities or its permitted transferees, and (ii) the denominator of which is the number of shares of Common Stock then outstanding (on a fully diluted basis).

(b) The rights set forth in Section 12(a) shall expire upon the earlier to occur of (i) the Investor ceasing to hold shares of Common Stock (including, for this purpose, shares of Common Stock subject to the Grant Agreements or any other outstanding equity award) representing at least three percent (3%) of the number of shares of Common Stock then outstanding (including any shares of Common Stock subject to the Grant Agreement), and (ii) the fourth anniversary of the date of this Agreement (on a fully diluted basis).

(c) The rights set forth in this Section 12(a) shall not be applicable to (i) Exempted Securities, and (ii) shares of Common Stock issued, or issuable upon conversion, in an underwritten offering of the Company’s securities pursuant to an effective registration statement.

Section 13.   Transfer Restrictions.

(a) Each Executive agrees that he will not, voluntarily or involuntarily, directly or indirectly, enter into a Sale Transaction until the earliest of (i)  the Outside Date, (ii) the consummation of a Change in Control, (iii) the date on which the Company files a registration statement in connection with an Incidental Registration, and (iv) the date on which Investor ceases to hold any Registrable Securities, in each case except pursuant to a Permitted Transfer.  Any attempt to transfer any Capital Stock of the Company which is not in accordance with this Agreement shall be null and void and the Company agrees that it will not cause, permit or give any effect to any Sale Transaction to be made on its books and records unless such Sale Transaction is permitted by this Agreement and has been made in accordance with the terms hereof.

(b) Notwithstanding anything to the contrary contained herein, an Executive may at any time effect any transfer of any or all Capital Stock of the Company held by an Executive who is a natural Person (i) following such Executive’s death by will or intestacy to such Executive’s legal representative, heir or legatee, or (ii) as a gift or gifts during such Executive’s lifetime to such Executive’s spouse, children, grandchildren or a trust or other legal entity for the exclusive benefit of such Executive or any one or more of the foregoing (each a “Permitted Transfer”, and each transferee of such Executive in respect of such Sale Transaction, a “Permitted Transferee”).

(c) In any Permitted Transfer, the Permitted Transferee shall agree in writing to be bound by all of the provisions of this Agreement, shall execute and deliver to the Company a Joinder to this Agreement, and shall hold all such Capital Stock of the Company as an “Executive” hereunder as if such Permitted Transferee was an original signatory hereto and shall be deemed to be a party to this Agreement.

Section 14.   Liquidated Damages.  On the Outside Date, if the Company has failed to comply with the requirements set forth in Section 2 (a “Registration Default”), the

Company shall, at the time that the Company cures the Registration Default and registers the Registrable Securities as set forth in Section 2(a), pay liquidated damages (“Liquidated Damages”) in the manner set forth in this Section 14 to each holder of Registrable Securities in an amount equal to the sum of (a) four percent (4%) per annum on the Registration Default Value of Registrable Securities held by each such holder of Registrable Securities at the time of the Registration Default, other than Registrable Securities subject to the RSU Agreement and (b) for each thirty-day period following initial thirty-day period following the Registration Default, for which the Company has failed to register the Registrable Securities as set forth in Section 2(a), an additional amount equal to two percent (2%) per annum on the Registration Default Value of Registrable Securities held by such holders of Registrable Securities at the time of the Registration Default, other than Registrable Securities subject to the RSU Agreement.  The Company shall pay the Liquidated Damages by delivering to the subject holder a number stock appreciation rights equal to the dollar amount of the Liquidated Damages divided by the Registration Default Value (such securities, the “Penalty SARs”), which stock appreciation rights shall be issued pursuant to an agreement substantially similar to the SAR Agreement.  Other than with respect to its right to seek specific performance in accordance with the terms of this Agreement, the Company’s obligation to pay Liquidated Damages shall be the Investor’s and the Other Investor’s sole and exclusive remedy with respect to any Registration Default.  Notwithstanding anything in this Section 14 to the contrary, each holder of Registrable Securities may, in its sole and absolute discretion, elect to waive the Company’s obligation to pay Liquidated Damages to such holder for any reason including, in the event that such holder determines that the primary cause of the Registration Default was beyond the control of the Company.

Section 15.   General Provisions.

(a) Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and holders of at least 75% of the Registrable Securities.  The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms.  A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies.  Except in the case of a Registration Default as set forth in Section 14 hereof, the parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Entire Agreement.  Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(d) Successors and Assigns.  Except as otherwise provided herein, this Agreement shall bind and inure to the benefit and be enforceable by the Company and its successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns (whether so expressed or not).

(e) Notices.  Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by overnight courier service or United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

If to the Company, to:

BioNeutral Group, Inc.
211 Warren Street, 4th Floor
Newark, New Jersey 07103
Attention: Stephen J. Browand

If to the Investor, to:

Chertoff Group, L.L.C.
1110 Vermont Avenue, NW
Suite 1200
Washington, DC 20005
Attention:  Bennet Waters

If to any Other Investor, to:  the address of such Person specified in the applicable Joinder.

If to Stephen J. Browand, to:

c/o BioNeutral Group, Inc.
211 Warren Street, 4th Floor
Newark, New Jersey 07103
Attention: Stephen J. Browand

If to Raj Pamani, to:

c/o BioNeutral Group, Inc.
211 Warren Street, 4th Floor
Newark, New Jersey 07103
Attention:  Raj Pamani

(f) Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

(g) MUTUAL WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(h) CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.  EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH.  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(i) No Recourse.  Notwithstanding anything to the contrary in this Agreement, the Company and each holder of Registrable Securities agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of the Company, any holder of Registrable Securities or of any Affiliate or assignee of either such Person, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of the Company, any holder of Registrable Securities or any current or future member of any holder of Registrable Securities or any current or future director, officer, employee, partner or member of the Company, any holder of Registrable Securities or of any Affiliate or assignee of any such Person, as such for any obligation of any holder of Registrable Securities under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(j) No Strict Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(k) Electronic Delivery.  This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(l) Further Assurances.  In connection with this Agreement and the transactions contemplated hereby, each holder of Registrable Securities shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(m) No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(n) Severability; Counterparts; Headings and Captions.  If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed and enforced as if such provisions had not been included.  If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed and enforced as if such provisions had not been included.  The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement, and shall not be employed in the construction of this Agreement.

*     *     *     *    *

IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

BIONEUTRAL GROUP, INC.

By:           Stephen J. Browand

Its:           Chief Executive Officer

CHERTOFF GROUP, L.L.C.

By:

Its:

Solely for purposes of Section 13 of the Agreement:

_____________________________

Stephen J. Browand

_____________________________

Raj Pamani

EXHIBIT A

REGISTRATION AGREEMENT

JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Agreement dated as of February __, 2010 (as the same may hereafter be amended, the “Registration Agreement”), among BioNeutral Group, Inc., a Nevada corporation (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned’s ____ shares of Common Stock shall be included as Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of

_____________________.

BIONEUTRAL GROUP, INC.

By:

Its: